UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

Safehold Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas,
39th Floor
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SAFE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 25, 2026, Safehold Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (File No. 333-294583) (the “New Registration Statement”) to replace the automatic shelf registration statement on Form S-3ASR (File No. 333-271113) filed with the SEC on April 4, 2023 (the “Prior Registration Statement”). The Prior Registration Statement was terminated upon the effectiveness of the New Registration Statement on March 25, 2025.

In connection with the filing of the New Registration Statement, the Company filed (i) a prospectus supplement, dated March 25, 2026, to the prospectus forming part of the New Registration Statement covering the resale of up to 6,105,389 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), held by certain selling stockholders and (ii) a prospectus supplement, dated March 25, 2026, to the prospectus forming part of the New Registration Statement covering the resale of up to 4,248,435 shares of Common Stock held by certain other selling stockholders. The Company is filing this Current Report on Form 8-K to provide legal opinions of its counsel, Venable LLP, regarding the legality of the securities covered by the prospectus supplements described in clause (i) and clause (ii), which opinions are attached here to as Exhibits 5.1 and 5.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 5.1	Opinion of Venable LLP

Exhibit 5.2	Opinion of Venable LLP

Exhibit 23.1	Consent of Venable LLP (contained in opinion filed as Exhibit 5.1 hereto)

Exhibit 23.2	Consent of Venable LLP (contained in opinion filed as Exhibit 5.2 hereto)

Exhibit 104	Cover Page Interactive File (the cover page tags are embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Safehold Inc.

By:	/s/ Brett Asnas
	Name:	Brett Asnas
	Title:	Chief Financial Officer

Date:	March 25, 2026